POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary. Form S-1 or S-3 registration statements to be filed as necessary for
         Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                            /s/ Christopher M. Condron
                                            ----------------------------------
                                            Christopher M. Condron
                                            Chairman of the Board, President and
                                            Chief Executive Officer and Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                  /s/ Henri de Castries
                                                  ------------------------------
                                                  Henri de Castries, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143

    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                   /s/ Denis Duverne
                                                   -----------------------------
                                                   Denis Duverne, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                   /s/ Charlynn Goins
                                                   -----------------------------
                                                   Charlynn Goins, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                  /s/ Anthony Hamilton
                                                  ------------------------------
                                                  Anthony Hamilton, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                              /s/ Mary R. (Nina) Henderson
                                              ----------------------------------
                                              Mary R. (Nina) Henderson, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                /s/ James F. Higgins
                                                --------------------------------
                                                James F. Higgins, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                  /s/ Scott D. Miller
                                                  ------------------------------
                                                  Scott D. Miller, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                /s/ Joseph H. Moglia
                                                --------------------------------
                                                Joseph H. Moglia, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                 /s/ Lorie A. Slutsky
                                                 -------------------------------
                                                 Lorie A. Slutsky. Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                  /s/ Ezra Suleiman
                                                  ------------------------------
                                                  Ezra Suleiman, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 2008.

                                                 /s/ Peter J. Tobin
                                                 -------------------------------
                                                 Peter J. Tobin, Director

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, Sun Jin Moon, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any reports on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                     33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                      2-30070
                                     33-47949
                                     33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143
    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.
    Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products issued by AXA Equitable Life Insurance Company.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 29th day of September, 2008.

                                              /s/ Richard Dziadzio
                                              ----------------------------------
                                              Richard Dziadzio
                                              Executive Vice President and
                                              Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Karen Field Hazin, Edward Marron, Kathleen De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

   Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)
   ---------------------------------------------------------------------------
                                    33-83750
                                    333-44996
                                    333-61380
                                    333-64751
                                    333-73121
           Form N-4 registration statements to be filed as necessary.

   Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)
   ---------------------------------------------------------------------------
                                    333-05593
                                    333-31131
                                    333-60730
                                    333-64749
                                    333-79379
                                    333-96177
                                   333-127445
                                   333-137206
                                   333-142414
           Form N-4 registration statements to be filed as necessary.

     Separate Account A of AXA Equitable Life Insurance Company (811-01705)
     ----------------------------------------------------------------------
                                     2-30070
                                    33-47949
                                    33-58950
                                    333-19925
                                    333-81393
                                    333-81501
                                   333-130988
                                   333-137052
                                   333-141082
                                   333-141292
                                   333-146143

    Form N-4 registration statements for EQUI-VEST(R) contracts currently included in Reg. No. 2-30070 (EQUI-VEST(R) Individual, EQUI-VEST(R) Employer Sponsored, EQUI-VEST(R) Vantage(SM), EQUI-VEST(R) TSA Advantage(SM))
    Form N-4 registration statements to be filed in September 2008 for a new flexible premium annuity contact under the EQUI-VEST(R) line of variable annuity products.
    Form N-4 registration statements to be filed as necessary.

                      AXA Equitable Life Insurance Company
                      ------------------------------------
                                   333-142408
                                   333-142453
                                   333-142454
                                   333-142455
                                   333-142456
                                   333-142457
                                   333-142458
                                   333-142459
                                   333-142461
                                   333-150348
    Form S-3 registration statements to be filed as necessary for Market Value
         Adjustment interests under certain flexible annuity contracts of the Accumulator(R) line of variable annuity products.
    Form S-3 registration statements to be filed as necessary for Market Value
         Adjustment interests under certain flexible annuity contracts of the EQUI-VEST(R) line of variable annuity products.
    Forms S-3, N-3 and N-4 registration statements to be filed as necessary.

    Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)
    ------------------------------------------------------------------------
                                     2-74667
           Form N-4 registration statements to be filed as necessary.

     Separate Account FP of AXA Equitable Life Insurance Company (811-04335)
     -----------------------------------------------------------------------
                                    333-17639
                                    333-17641
                                    333-17663
                                    333-17665
                                    333-17669
                                    333-17671
                                    333-76130
                                   333-103199
                                   333-103202
                                   333-115985
                                   333-132200
                                   333-134307
           Form N-6 registration statements to be filed as necessary.

     Separate Account I of AXA Equitable Life Insurance Company (811-02581)
     ----------------------------------------------------------------------
                                    333-17633
           Form N-6 registration statements to be filed as necessary.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of September, 2008.

                                        /s/ Alvin H. Fenichel
                                        ----------------------------------------
                                        Alvin H. Fenichel, Senior Vice President
                                        and Chief Accounting Officer